UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) May 13, 2016

Wells Fargo Dealer Floorplan Master Note Trust

Central Index Key Number of Issuing Entity:

0001290200

CDF Funding, Inc.

Central Index Key Number of Depositor:

0001290205

Wells Fargo Commercial Distribution Finance, LLC

Central Index Key Number of Sponsor:

0001185251

(Exact Name of Issuing Entity, Depositor/Registrant and Sponsor as specified in their respective charters)

Delaware

(State or Other Jurisdiction of Incorporation)

333-115582

333-115582-03

333-130782-02

333-130782

333-158937-01

333-158937

333-189041

333-189041-01	20-1060484 (CDF Funding, Inc.)
(Commission File Number)	(I.R.S. Employer Identification No.)

5595 Trillium Boulevard, Hoffman Estates, Illinois	60192
(Address of Principal Executive Offices)	(Zip Code)

(847) 747-4043

(Registrant’s Telephone Number, Including Area Code)

No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement

On May 13, 2016, CDF Funding, Inc. (“CDF Funding”) and BNY Mellon Trust of Delaware, as trustee (the “Trustee”), entered into the First Amendment to Amended and Restated Trust Agreement (the “First Amendment to Amended and Restated Trust Agreement”), pursuant to which the Amended and Restated Trust Agreement, dated as of August 12, 2004, between CDF Funding and the Trustee, was amended to change the name of GE Dealer Floorplan Master Note Trust to Wells Fargo Dealer Floorplan Master Note Trust.

Item 9.01 Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits

Exhibit No.	Document Description

10.1	First Amendment to Amended and Restated Trust Agreement
2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDF FUNDING, INC.
(Registrant)
Dated: May 18, 2016	By: /s/ John E. Peak
Name: John E. Peak
Title: Senior Officer in charge of Securitization

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